UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2025

SPRINGBIG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 500

Boca Raton, Florida, 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, SpringBig Holdings, Inc. (the “Company”) agreed in an offer letter with Jaret Christopher, among other things, that it intended to acquire VICE CRM LLC, a Massachusetts limited liability company (“VICE CRM”) controlled by Mr. Christopher, who is the Charmain of the Board of Directors and Chief Executive Officer of the Company. VICE CRM is an artificial intelligence (AI)-enabled performance marketing platform designed to optimize return on investment for consumer marketing campaigns in highly regulated industries. On July 31, 2025 (the “Closing Date”), the Company entered into the Equity Purchase Agreement (the “Purchase Agreement”) with VICE CRM, Mr. Christopher, David Schachter and Luis Aristides Diaz Madrid (together with Mr. Christopher and Mr. Schachter, the “Sellers”) pursuant to which the Company closed the acquisition of all of the issued and outstanding equity interests of VICE CRM on the Closing Date. Pursuant to the Purchase Agreement, (i) the Company issued on the Closing Date 772,133 shares of its common stock, par value $0.0001 per share (the “Common Shares”), to Mr. Christopher, 181,117 Common Shares to Mr. Schachter and 238,313 Common Shares to Mr. Madrid; and (ii) in addition, the Company agreed to issue an aggregate of 1,191,563 Common Shares to Mr. Christopher after 12 months of Mr. Christopher’s continuous service to the Company. Under the Purchase Agreement, the Company, VICE CRM and the Sellers have made customary representations and warranties and have agreed to be bound to customary covenants for transactions of this type.

The above summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Common Shares offered and sold in connection with the Purchase Agreement have not been registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 of this Current Report on Form 8-K insofar as it relates to Mr. Christopher is incorporated by reference into this Item 5.02.

Item 9.01. Exhibits

Exhibit No.	Description of Exhibit
10.1	Equity Purchase Agreement, dated as of July 31, 2025, by and among SpringBig Holdings, Inc., VICE CRM, LLC, Jaret Christopher, David Schachter, and Luis Aristides Diaz Madrid.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

August 6, 2025	By:	/s/ Jaret Christopher
		Name:	Jaret Christopher
		Title:	Chief Executive Officer

2